UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01     Completion of Acquisition or Disposition of Assets.

On October 14, 2021, ADESA, Inc. (“ADESA”), a subsidiary of KAR Auction Services, Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition of Carwave Holdings LLC (“Carwave”), Carwave Blocker, LLC (f/k/a KKR Chevy Blocker, LLC) (“SMA Blocker”) and Carwave Blocker L.P. (f/k/a KKR NGT II (Chevy) Blocker L.P.) (“NGT2 Blocker” and, together with the SMA Blocker, the “Blockers”). Pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), by and among (i) ADESA, (ii) Carwave, (iii) the Blockers, (iv) KKR Chevy Aggregator L.P. (the “Aggregator”), John Lauer, William Lauer, Joseph Lauer, Lauer Holdings Inc., KKR-Milton Strategic Partners L.P., KKR DAF Private Assets Fund Designated Activity Company and KKR NGT II (Chevy) Blocker Parent L.P. (collectively, the “Sellers”) and (v) the Aggregator, in its capacity as seller representative, ADESA purchased from the Sellers all of the equity interests of Carwave and the Blockers (the “Transaction”). The aggregate cash consideration paid by ADESA in connection with the Transaction was $450 million, subject to certain customary adjustments pursuant to the Purchase Agreement.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2021 and is incorporated herein by reference.

Item 3.02.     Unregistered Sales of Equity Securities.

On October 14, 2021, in connection with the Transaction, the Company issued and sold an aggregate of 1,953,124 shares of the Company’s common stock, par value $0.01 per share, to two individuals and one trust for an aggregate purchase price of $30,000,000. The issuance of these securities was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act as transactions by an issuer not involving any public offering and/or the private offering safe harbor provision of Rule 506 of Regulation D promulgated under the Securities Act.

Item 8.01.     Other Events.

On October 14, 2021, the Company issued a press release (the “Press Release”) announcing the completion of the Transaction. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

    (d) Exhibits

        EXHIBIT NO.            DESCRIPTION OF EXHIBIT

99.1    Press release dated October 14, 2021.

104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:    October 14, 2021                    KAR Auction Services, Inc.

                            /s/ Eric M. Loughmiller
                            Eric M. Loughmiller
Executive Vice President and Chief Financial Officer